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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        Date of Earliest Event Reported
                                August 15, 1997

                          MICRO-MEDIA SOLUTIONS, INC.
               (Exact name of registrant as specified in charter)

      UTAH                           0-8164                          87-0280886
   (State or                 (Commission File Number)              (IRS Employer
Jurisdiction of                                                       I.D. No.)
 Incorporation)

                                 501 Waller St.
                               Austin, Texas 78702
                    (Address of principal executive offices)

                                 (512) 476-6925
              (Registrant's telephone number, including area code)




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Item 4. Changes in Registrant's Certifying Accountants.

On August 15, 1997, Salazar & Associates, Austin, Texas, resigned as the Company's principal accountants.

The former accountant's report for the fiscal year ended March 31, 1997 did not contain an adverse opinion or a disclaimer of opinion, nor was such opinion modified as to uncertainty, audit scope, or accounting principles. The report was modified as to uncertainty concerning the Company's ability to continue as a going concern as stated in Salazar & Associates' report. During the Company's most recent fiscal year, and subsequent interim periods preceding the resignation of Salazar & Associates, the Company had no disagreements with Salazar & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The Company has engaged Brown, Graham & Company, PC, Georgetown, Texas, as its independent accountant on May 11, 1998. The decision to engage Brown, Graham & Company, PC was approved by the board of directors of the Company.

The Company nor anyone on its behalf have consulted the engaged accountant on any matter prior to the engagement date.

Item 7. Financial Statements and Exhibits.

(a)    Exhibits:





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                       {Salazar and Associates Letterhead}

September 14, 1998

Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549


     We have read and agree with the comments in Item 4 of Form 8-K of Micro-Media Solutions, Inc. dated August 15, 1997.


                                       /s/ Salazar and Associates

                                       Salazar and Associates

Austin, Texas
September 14, 1998



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                                   SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: September 14, 1998                       By /s/ Jose G Chavez
                                                  Jose G. Chavez, President